ORDINARY SHARES AND ADDITIONAL PAID-IN CAPITAL	12 Months Ended
Dec. 31, 2017
ORDINARY SHARES AND ADDITIONAL PAID-IN CAPITAL
ORDINARY SHARES AND ADDITIONAL PAID-IN CAPITAL

15.    ORDINARY SHARES AND ADDITIONAL PAID-IN CAPITAL

Holders of ordinary share are entitled to one vote per share, and to receive dividends and, upon liquidation or dissolution, are entitled to receive all assets available for distribution to shareholders. The holders have no preemptive or other subscription rights and there are no redemption or sinking fund provisions with respect to such shares.

Yintech was established in the Cayman Islands on November 4, 2015 as an exempted company with limited liability under Companies Law (2011 Revision) (as combined and revised) of the Cayman Islands. Authorized share capital of Yintech is USD 0.03 million, or 3,000,000,000 authorized shares with a par value of USD 0.00001 each. Upon the establishment, 1,000,000,000 shares were issued to Founding Shareholders at par value, equivalent to ordinary share capital of USD 0.01 million.

As part of the Reorganization,  Yin Tian Xia Investment acquired Rong Jin Hui Yin, Jin Xiang Yin Rui and Yin Tian Xia Technology, and their subsidiaries from Long Jin at a consideration of RMB 107.26 million in November 2015, upon which, Rong Jin Hui Yin, Jin Xiang Yin Rui and Yin Tian Xia Technology became wholly-owned subsidiaries of the Company and the paid-in capital of RMB 125 million was eliminated in the consolidated balance sheet as of December 31, 2015 to reflect the legal capital of Yintech (par value of ordinary shares and additional paid-in capital).

On December 14, 2015, a shareholder loan of USD 39.39 million (RMB 254.30 million) was extended to Yintech by Founding Shareholders to increase the working capital of Yintech. On the same date, the loan was waived in full by the Founding Shareholders and USD 39.39 million (RMB 254.30 million)  was recorded as additional paid-in capital of Yintech.

On May 2, 2016, the Company completed its IPO on NASDAQ and successfully issued 7,500,000 America Depositary (ADSs) (150,000,000 ordinary shares equivalent) to the public shareholders at USD 13.5 per ADS. On the same date, in connection with a concurrent private placement, the Company issued 740,741 ADSs (14,814,815 ordinary shares equivalent) at USD 13.5 per ADS to MeMeStar Limited, a wholly-owned subsidiary of SINA Corporation (NASDAQ: SINA). As a result of these issuance, an addition of ordinary share capital of USD 1,648 dollar (RMB 0.01 million) and additional paid-in capital of RMB 660.16 million was recorded.

On August 24, 2016, the Company entered into a definitive agreement (“Definitive Agreement”) to acquire 100% equity interest in Gold Master HK. Under the terms of the Definitive Agreement, Yintech has agreed to acquire a 100% equity stake in Gold Master HK for a combination of cash and share consideration. The Company issued 200,890,940 ordinary shares in total. The deal was completed on August 31, 2016, and RMB1,146.24 million was recorded as additional paid-in capital of Yintech.

In 2016, 12,002,820 ordinary shares were issued and RMB 10.75 million were recognized as additional paid-in capital due to the exercise of stock options and RSUs.

In 2017, 47,573,600 ordinary shares were issued and RMB 36.93 million were recognized as additional paid-in capital due to the exercise of stock options and RSUs.